UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 5, 2021

Change Healthcare Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38961	82-2152098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

424 Church Street, Suite 1400

Nashville, Tennessee 37219

(Address of Principal Executive Offices) (Zip Code)

(615) 932-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CHNG	The Nasdaq Stock Market LLC
6.00% Tangible Equity Units	CHNGU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On January 5, 2021, Change Healthcare Inc. (the “Company” or “Change Healthcare”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with UnitedHealth Group Incorporated (“Parent”) and Cambridge Merger Sub Inc., a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.001 per share, of the Company (collectively, the “Shares”) issued and outstanding immediately prior to the Effective Time (other than any (i) Company Restricted Shares (as defined below) and (ii) Shares owned by (A) Parent, Merger Sub or any other wholly owned subsidiary of Parent, the Company or any wholly owned subsidiary of the Company (and, in each case, not held on behalf of third parties) or (B) stockholders who have properly made and not withdrawn or lost a demand for appraisal rights with respect to their Shares) will be cancelled and converted into the right to receive an amount in cash, without interest, equal to $25.75 (the “Per Share Merger Consideration”).

The respective boards of directors of the Company (the “Company Board”) and Parent have unanimously approved the Merger Agreement and the transactions contemplated thereby, and the Company Board has recommended that its stockholders adopt the Merger Agreement at a meeting to be held for such purpose (the “Company Stockholders Meeting” and, such recommendation, the “Company Recommendation”).

At the Effective Time, Company equity-based awards outstanding immediately prior to the Effective Time will generally be subject to the following treatment:

•

Each option to acquire Shares (a “Company Option”), whether vested or unvested, will be converted into an option to purchase a number of shares of Parent common stock (“Parent Shares”) based on the equity award exchange ratio set forth in the Merger Agreement (the “Equity Award Exchange Ratio”), with the exercise price per Share applicable to such Company Option adjusted by the Equity Award Exchange Ratio;

•

Each outstanding restricted Share subject to specified return-based vesting conditions (a “Company Restricted Share” and the “Exit-Vesting Conditions”, respectively) that fully vests at the Effective Time pursuant to its terms and conditions as in effect as of the date of the Merger Agreement will be converted into the right to receive the Per Share Merger Consideration, less any withholding taxes (provided, that any Company Restricted Share that does not vest at the Effective Time pursuant to the applicable terms and conditions will be cancelled and forfeited for no consideration or payment);

•

Each outstanding Company restricted stock unit award (a “Company RSU”), whether vested or unvested, will be converted into a restricted stock unit denominated in shares of Parent common stock (a “Parent RSU”) based on the Equity Award Exchange Ratio, with the number of Parent Shares subject to such Parent RSU equal to the product of (i) (A) in the case of a service-based Company RSU, the total number of Shares subject to such Company RSU immediately prior to the Effective Time or (B) in the case of a performance-based Company RSU, the number of Shares subject to such Company RSU award based on target performance multiplied by (ii) the Equity Award Exchange Ratio (provided, that any Company RSU subject to the Exit-Vesting Conditions that does not fully vest at the Effective Time pursuant to its terms and conditions as in effect as of the date of the Merger Agreement will be cancelled and forfeited at the Effective Time for no consideration or payment);

•

Each outstanding Company stock appreciation right award (a “Company SAR”), whether vested or unvested, will be converted into a stock appreciation right denominated in a number of Parent Shares based on the Equity Award Exchange Ratio, with the strike price per Share applicable to such Company SAR adjusted by the Equity Award Exchange Ratio (provided, that any Company SAR award subject to the Exit-Vesting Conditions that does not fully vest at the Effective Time pursuant to its terms and conditions as in effect as of the date of the Merger Agreement will be cancelled and forfeited at the Effective Time for no consideration or payment); and

•

Each Company deferred stock unit award (a “Company DSU”), whether vested or unvested, will be converted into a deferred stock unit award denominated in shares of Parent Common Stock (a “Parent DSU”) based on the Equity Award Exchange Ratio.

Company equity-based awards that convert into equity-based awards denominated in Parent Shares will generally be subject to the same terms and conditions (including, as applicable, vesting, exercise and settlement) as applied to such award prior to the Effective Time, except to the extent such terms and conditions are rendered inoperative by the Merger or with respect to such other changes that are necessary for the administration of the awards and that are not materially detrimental to the holder of the award.

The closing of the Merger (the “Closing”) is subject to certain conditions, including (i) the adoption of the Merger Agreement by the holders of a majority of the outstanding Shares entitled to vote on such matter at the Company Stockholders Meeting (such adoption, the “Requisite Company Vote”), (ii) the expiration or termination of the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), without, solely as relates to Parent’s obligation to consummate the Merger, the imposition of any Burdensome Condition (as defined in the Merger Agreement), (iii) the absence of other legal restraints, (iv) the accuracy of the parties’ respective representations and warranties contained in the Merger Agreement (subject to customary materiality thresholds), (v) the material performance of the parties’ respective covenants contained in the Merger Agreement, (vi) solely as relates to Parent’s obligation to consummate the Merger, the absence of any Material Adverse Effect (as defined in the Merger Agreement) with respect to the Company and (vii) solely as relates to Parent’s obligation to consummate the Merger, the Company’s receipt of an opinion of counsel to the effect that the Merger and the transactions contemplated thereby will not affect the intended tax-free treatment of the March 2020 separation of PF2 SpinCo Inc. from McKesson Corporation and subsequent merger of PF2 SpinCo Inc. with and into the Company, with the Company as the surviving company.

The parties have made customary representations and warranties, and agreed to customary covenants, in the Merger Agreement, including customary covenants regarding (i) the conduct of the Company’s business during the pre-Closing period, (ii) the Company’s obligation to call and hold, and to file a proxy statement in connection with, the Company Stockholders Meeting and (iii) subject to certain qualifications as set forth in the Merger Agreement, the parties’ use of their respective reasonable best efforts to effect the expiration or termination of the required waiting period under the HSR Act, obtain all other required regulatory approvals and otherwise consummate the Merger in a timely manner.

The Merger Agreement also contains customary covenants prohibiting the Company from (i) soliciting competing proposals, (ii) engaging in discussions with, or providing information to, competing bidders, (iii) entering into alternative acquisition agreements with competing bidders or (iv) withdrawing or changing the Company Recommendation. Notwithstanding the foregoing “no-shop” covenants, prior to obtaining the Requisite Company Vote, under specified circumstances the Company Board may (A) withdraw or change the Company Recommendation in response to an Intervening Event (as defined in the Merger Agreement) or a Superior Proposal (as defined in the Merger Agreement) or (B) cause the Company to terminate the Merger Agreement in order to enter into an alternative acquisition agreement with respect to a Superior Proposal and concurrently pay to Parent a termination fee (as described below).

The Merger Agreement contains certain customary termination rights for the Company and Parent, including (i) by either party if (A) the Merger is not consummated on or before January 5, 2022 (subject to extension to April 5, 2022, under certain circumstances), (B) the Requisite Company Vote is not obtained at the Company Stockholders Meeting or any adjournment or postponement thereof at which a vote on the adoption of the Merger Agreement is taken or (C) any law or order prohibiting the Merger has become final and non-appealable; (ii) by the Company (A) in the event of a material uncured breach by Parent or Merger Sub of any of its representations, warranties or covenants in the Merger Agreement or (B) prior to the time the Requisite Company Vote is obtained, in order to enter into an alternative acquisition agreement with respect to a Superior Proposal; and (iii) by Parent (A) in the event of a material uncured breach by the Company of any of its representations, warranties or covenants in the Merger Agreement or (B) prior to the time the Requisite Company Vote is obtained, if the Company Board has withdrawn or changed the Company Recommendation or the Company has materially breached its “no-shop” covenants described above. Upon termination of the Merger Agreement under certain specified circumstances, the Company will be required to pay to Parent a termination fee of $300 million.

Support Agreement

Concurrently with the entry into the Merger Agreement, Parent and certain investment funds affiliated with Blackstone entered into a Support Agreement (the “Support Agreement”). The Support Agreement provides that such investment funds will vote the Shares that they control in favor of the Merger, and contains other customary terms and conditions. The Company is not a party to the Support Agreement.

TRA Letter Agreement

The Company and/or certain of its subsidiaries are obligors under certain tax receivable agreements filed as Exhibits 10.3, 10.4 and 10.5 to the Company’s Form 10-K for the fiscal year ended March 31, 2020 (the “Applicable TRAs”). Concurrently with the entry into the Merger Agreement, Parent, the Company and certain investment funds affiliated with The Blackstone Group Inc. (“Blackstone”) entered into a letter agreement (the “TRA Letter Agreement”) pursuant to which, among other matters, Parent shall direct the Company, pursuant to the terms of the Merger Agreement, to exercise the Company’s right, in connection with the Closing, to terminate each of the Applicable TRAs by making the respective early termination payments specified under each Applicable TRA, pursuant to the applicable discount rate set forth in each Applicable TRA and the methodology set forth in the TRA Letter Agreement, in accordance with the terms of each such Applicable TRA. The TRA Letter Agreement will terminate upon the valid termination of the Merger Agreement.

General

The foregoing descriptions of the Merger Agreement, the TRA Letter Agreement (together with the Merger Agreement, the “Filed Agreements”) and the Support Agreement do not purport to be complete descriptions and, (i) in the case of the description of the Merger Agreement, such description is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated into this Item 1.01 by reference, and (ii) in the case of the description of the TRA Letter Agreement, such description is qualified in its entirety by reference to the full text of the TRA Letter Agreement, which is attached hereto as Exhibit 10.1 and is incorporated into this Item 1.01 by reference. Each Filed Agreement has been included to provide holders of Shares with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent or any of their respective subsidiaries or affiliates. Each Filed Agreement contains representations, warranties and covenants by each of the parties thereto. These representations, warranties and covenants (A) were made solely for the benefit of the other parties to such Filed Agreement; (B) are subject to limitations agreed upon by the parties; (C) are not intended to be treated as categorical statements of fact, but rather as a way of allocating contractual risk among the parties; (D) may be subject to standards of materiality applicable to the parties that differ from what might be viewed as material to stockholders; (E) are qualified by information in confidential disclosure schedules provided in connection with the signing of such Filed Agreement, which schedules contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in such Filed Agreement; and (F) were made only as of the date of such Filed Agreement or such other date or dates as may be specified in such Filed Agreement. Accordingly, investors and others should not rely on the representations, warranties and covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of the Company, Parent or any of their respective subsidiaries or affiliates. Further, each Filed Agreement should not be read alone but instead should be read in conjunction with the other information regarding such Filed Agreement, the Merger and the transactions contemplated by such Filed Agreement, the Company, Parent and their respective subsidiaries and affiliates that will be contained in, or incorporated by reference into, the proxy statement that will be filed with the Securities and Exchange Commission (the “SEC”), as well as in the Forms 10-K, Forms 10-Q and other filings that the Company and Parent may file with the SEC.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations and businesses of Change Healthcare. Some of these statements can be identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “could,” “should,” “may,” “plan,” “project,” “predict” and similar expressions. Change Healthcare cautions readers of this communication that such “forward looking statements,” including without limitation, those relating to the timing of the proposed merger and Change Healthcare’s future business prospects, revenue, working capital, liquidity, capital needs, interest costs and income, wherever they occur in this communication or in other statements attributable to Change Healthcare, are necessarily estimates reflecting the judgment of Change Healthcare’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the “forward looking statements.”

Factors that could cause Change Healthcare’s actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from Change Healthcare’s ongoing business operations due to the transaction; the effect of the announcement of the proposed merger on Change Healthcare’s relationships with its customers, operating results and business generally; the risk that the proposed merger will not be consummated in a timely manner; exceeding the expected costs of the merger; Change Healthcare’s ability to retain or renew existing customers and attract new customers; macroeconomic and industry trends and adverse developments in the debt, consumer credit and financial services markets; uncertainty and risks related to the impact of the COVID-19 pandemic on the national and global economy, Change Healthcare’s business, suppliers, customers, and employees; Change Healthcare’s ability to connect a large number of payers and providers; Change Healthcare’s ability to provide competitive services and prices while maintaining its margins; further consolidation in end-customer markets; Change Healthcare’s ability to effectively manage costs; Change Healthcare’s ability to effectively develop and maintain relationships with channel partners; a decline in transaction volume in the U.S. healthcare industry; Change Healthcare’s ability to timely develop new services and the market’s willingness to adopt new services; Change Healthcare’s ability to maintain access to its data sources; Change Healthcare’s ability to maintain the security and integrity of its data; Change Healthcare’s ability to deliver services timely without interruption; Change Healthcare’s ability to make acquisitions and integrate the operations of acquired businesses; government regulation and changes in the regulatory environment; economic and political instability in the U.S. and international markets where Change Healthcare operates; risks related to international operations; the ability of outside service providers and key vendors to fulfill their obligations to Change Healthcare; litigation or regulatory proceedings; Change Healthcare’s ability to protect and enforce its intellectual property, trade secrets and other forms of unpatented intellectual property; Change Healthcare’s ability to defend its intellectual property from infringement claims by third parties; changes in local, state, federal and international laws and regulations, including related to taxation; Change Healthcare’s reliance on key management personnel; Change Healthcare’s ability to manage and expand its operations and keep up with rapidly changing technologies; our adoption of new, or amendments to existing, accounting standards; losses against which Change Healthcare does not insure; Change Healthcare’s ability to make timely payments of principal and interest on its indebtedness; Change Healthcare’s ability to satisfy covenants in the agreements governing its indebtedness; Change Healthcare’s ability to maintain liquidity, and other risks. For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Change Healthcare’s most recent Annual Report on Form 10-K filed with the SEC on June 4, 2020, and in Change Healthcare’s most recent Quarterly Report on Form 10-Q filed with the SEC on November 5, 2020.

Change Healthcare’s forward-looking statements speak only as of the date of this communication or as of the date they are made. Change Healthcare disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of Change Healthcare by UnitedHealth Group Incorporated. In connection with the proposed merger transaction, Change Healthcare will file with the SEC and furnish to Change Healthcare’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at https://www.sec.gov. In addition, the proxy statement and Change Healthcare’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through Change Healthcare’s website at https://ir.changehealthcare.com. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of Change Healthcare may be deemed “participants” in the solicitation of proxies from stockholders of Change Healthcare in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of Change Healthcare in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended March 31, 2020 and in its definitive proxy statement filed with the SEC on Schedule 14A on July 16, 2020.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 5, 2021, by and among Change Healthcare Inc., UnitedHealth Group Incorporated and Cambridge Merger Sub Inc.

10.1	Certain Tax Receivable Agreements Acknowledgment and Termination Agreement, dated as of January 5, 2021, by and among Change Healthcare Inc., UnitedHealth Group Incorporated and certain other parties thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHANGE HEALTHCARE INC.

By:	/s/ Loretta A. Cecil
Name: Loretta A. Cecil
Title: Executive Vice President, General Counsel

Date: January 6, 2021